UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Western Asset Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2017

WESTERN ASSET

EMERGING MARKETS

DEBT FUND INC. (EMD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Debt Fund Inc. for the six-month reporting period ended June 30, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 28, 2017

II	Western Asset Emerging Markets Debt Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended June 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2016 U.S. gross domestic product (“GDP”)i growth was a revised 1.8%. GDP growth then decelerated to revised 1.2% during the first quarter of 2017. Finally, the U.S. Department of Commerce’s initial estimate for second quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The acceleration in growth reflected a smaller decrease in private inventory investment, an acceleration in personal consumption expenditures and an upturn in federal government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on June 30, 2017, the unemployment rate was 4.4%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed moderately declined over the period. In June 2017, 24.3% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

Turning to the global economy, in its July 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in global growth anticipated in the April World Economic Outlook remains on track, with global output projected to grow by 3.5 percent in 2017 and 3.6 percent in 2018. The unchanged global growth projections mask somewhat different contributions at the country level. U.S. growth projections are lower than in April, primarily reflecting the assumption that fiscal policy will be less expansionary going forward than previously anticipated. Growth has been revised up for Japan and especially the euro area, where positive surprises to activity in late 2016 and early 2017 point to solid momentum. China’s growth projections have also been revised up, reflecting a strong first quarter of 2017 and expectations of continued fiscal support.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.9%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.3% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Western Asset Emerging Markets Debt Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiv at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. Finally, at its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. The Fed also said that it planned to reduce its balance sheet, saying, “The Committee is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.”

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in March 2015, before the beginning of the reporting period, the European Central Bank (“ECB”)v announced that it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Since that time, the ECB has remained on hold in terms of monetary policy. In other developed countries, in August 2016 the Bank of Englandvi lowered interest rates from 0.50% to 0.25%, a new record low, and rates remained constant during the reporting period. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Treasury yields moved sharply higher after the November 2016 U.S. presidential elections given expectations for improving growth and higher inflation. While they subsequently fell from their peak in mid-March 2017, all told short-term Treasury yields moved higher during the six

IV	Western Asset Emerging Markets Debt Fund Inc.

months ended June 30, 2017. In contrast, long-term Treasury yields edged lower over the reporting period as a whole. Two-year Treasury yields began the reporting period at 1.20% and ended the period at 1.38%. Their low for the period of 1.12% occurred on February 24, 2017, and their peak of 1.40% took place on March 13 and March 14, 2017. Ten-year Treasury yields began the reporting period at 2.45% and ended the period at 2.31%. Their low of 2.14% occurred on both June 6 and June 26, 2017, and their peak of 2.62% occurred on March 13, 2017.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, questions regarding future Fed monetary policy, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, returned 2.27% during the six months ended June 30, 2017. Within the U.S. bond market, lower rated corporate bonds generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexx, gained 4.92% for the six months ended June 30, 2017. The high-yield market began the reporting period on a positive note, as it rallied sharply over the first two months of the period. This was driven by robust demand from investors looking to generate incremental yield in the low interest rate environment. After moving slightly lower in March 2017 given falling oil prices and overall weak demand, the high-yield market again rallied from April through June 2017.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned 6.20% during the six months ended June 30, 2017. The asset class posted positive results during the first five months of the reporting period. This was triggered by overall strong investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. The asset class then modestly declined in June 2017.

Performance review

For the six months ended June 30, 2017, Western Asset Emerging Markets Debt Fund Inc. returned 6.26% based on its net asset value (“NAV”)xii and 10.07% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 6.20% for the same period. The Lipper Emerging Markets Hard Currency Debt Closed-End Funds Category Averagexiii returned 8.52% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.61 per share. As of June 30, 2017, the Fund estimates that 88% of the distributions were sourced from net investment income

Western Asset Emerging Markets Debt Fund Inc.	V

Investment commentary (cont’d)

and 12% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$17.55 (NAV)	6.26	%†
$15.57 (Market Price)	10.07	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “EMD”1 and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

July 28, 2017

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

[1]	Prior to December 16, 2016, the Fund’s trading symbol was ESD.

VI	Western Asset Emerging Markets Debt Fund Inc.

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political and economic uncertainties which could result in significant volatility. These risks are magnified in emerging or developing markets. High-yield bonds (commonly known as “junk bonds”) involve greater credit and liquidity risks than investment grade bonds. The Fund may make significant investments in derivative instruments, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Emerging Markets Debt Fund Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

VIII	Western Asset Emerging Markets Debt Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2017 and December 31, 2016 and does not include derivatives such as futures contracts, forward foreign currency contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.
‡	Represents less than 0.1%.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2017

Total Spread Duration
EMD	— 5.78 years
Benchmark	— 6.71 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Debt Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

2	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2017

Total Effective Duration
EMD	— 5.61 years
Benchmark	— 6.82 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Debt Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2017

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 78.3%
Argentina — 9.2%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	5,140,000		$5,539,018	(a)
Provincia de Buenos Aires, Senior Bonds	4.000%	5/15/35	1,905,776		1,462,683	(b)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	6,230,000		7,008,750	(a)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	2,630,000		2,770,363	(a)
Provincia de Cordoba, Senior Notes	7.450%	9/1/24	2,630,000		2,736,936	(a)
Provincia de Neuquen Argentina, Senior Notes	7.500%	4/27/25	5,400,000		5,548,500	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	45,780,000	ARS	2,774,283
Republic of Argentina, Bonds	18.200%	10/3/21	135,670,000	ARS	8,680,320
Republic of Argentina, Senior Bonds	21.980%	3/11/19	120,380,000	ARS	7,157,589	(c)
Republic of Argentina, Senior Bonds	6.875%	4/22/21	3,160,000		3,389,100
Republic of Argentina, Senior Bonds	7.500%	4/22/26	8,890,000		9,601,200
Republic of Argentina, Senior Bonds	7.125%	7/6/36	4,490,000		4,467,550
Republic of Argentina, Senior Notes	8.280%	12/31/33	12,590,301		13,975,235	(g)
Republic of Argentina, Senior Notes, Step Bond	2.500%	12/31/38	34,960,000		22,951,240
Total Argentina					98,062,767
Armenia — 0.4%
Republic of Armenia, Senior Notes	6.000%	9/30/20	3,850,000		4,041,615	(b)
Brazil — 2.9%
Federative Republic of Brazil, Notes	10.000%	1/1/23	26,162,000	BRL	7,783,171
Federative Republic of Brazil, Notes	10.000%	1/1/25	39,700,000	BRL	11,669,310
Federative Republic of Brazil, Senior Bonds	6.000%	4/7/26	3,000,000		3,244,500	(d)
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	8,380,000		8,243,825	(d)
Total Brazil					30,940,806
Byelorussian Ssr — 0.5%
Republic of Belarus, Senior Notes	6.875%	2/28/23	5,300,000		5,425,213	(a)
Cameroon — 0.1%
Republic of Cameroon, Senior Notes	9.500%	11/19/25	1,200,000		1,419,594	(a)
Chile — 0.5%
Republic of Chile, Senior Notes	3.875%	8/5/20	5,183,000		5,475,321	(d)
Colombia — 4.2%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	6,250,000		6,503,125	(d)
Republic of Colombia, Senior Bonds	7.375%	9/18/37	16,567,000		21,387,997	(d)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	2,080,000		2,408,640	(d)
Republic of Colombia, Senior Notes	7.375%	3/18/19	13,279,000		14,494,028	(d)
Total Colombia					44,793,790
Costa Rica — 1.0%
Republic of Costa Rica, Notes	7.000%	4/4/44	10,210,000		10,656,687	(a)

See Notes to Financial Statements.

4	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Croatia — 1.0%
Republic of Croatia, Senior Notes	6.625%	7/14/20	3,640,000	$4,017,883	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	5,640,000	6,177,520	(b)
Total Croatia				10,195,403
Dominican Republic — 1.4%
Dominican Republic, Senior Notes	5.500%	1/27/25	8,210,000	8,517,875	(a)
Dominican Republic, Senior Notes	6.850%	1/27/45	6,300,000	6,741,000	(a)
Total Dominican Republic				15,258,875
Ecuador — 2.3%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	5,480,000	5,781,400	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	5,270,000	5,638,900	(b)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	4,210,000	4,504,700	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	4,870,000	4,577,800	(b)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	4,270,000	4,285,799	(a)
Total Ecuador				24,788,599
Egypt — 1.4%
Arab Republic of Egypt, Senior Notes	6.125%	1/31/22	5,430,000	5,556,030	(a)
Arab Republic of Egypt, Senior Notes	5.875%	6/11/25	2,810,000	2,753,800	(a)
Arab Republic of Egypt, Senior Notes	7.500%	1/31/27	800,000	851,148	(a)
Arab Republic of Egypt, Senior Notes	8.500%	1/31/47	5,100,000	5,510,754	(a)
Total Egypt				14,671,732
El Salvador — 0.6%
Republic of El Salvador, Notes	6.375%	1/18/27	7,260,000	6,588,450	(a)
Gabon — 0.2%
Gabonese Republic, Bonds	6.375%	12/12/24	1,180,000	1,151,951	(a)
Gabonese Republic, Senior Bonds	6.950%	6/16/25	1,480,000	1,478,809	(a)
Total Gabon				2,630,760
Georgia — 0.2%
Republic of Georgia, Bonds	6.875%	4/12/21	2,360,000	2,631,400	(b)
Ghana — 1.4%
Republic of Ghana, Bonds	8.125%	1/18/26	1,620,000	1,657,059	(a)
Republic of Ghana, Bonds	10.750%	10/14/30	5,270,000	6,541,914	(a)
Republic of Ghana, Notes	7.875%	8/7/23	5,050,000	5,166,807	(b)
Republic of Ghana, Senior Notes	9.250%	9/15/22	1,580,000	1,707,618	(a)
Total Ghana				15,073,398
Guatemala — 0.6%
Republic of Guatemala, Senior Notes	4.500%	5/3/26	2,100,000	2,124,864	(a)
Republic of Guatemala, Senior Notes	4.375%	6/5/27	4,000,000	3,978,000	(a)
Total Guatemala				6,102,864

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Honduras — 1.2%
Republic of Honduras, Senior Notes	7.500%	3/15/24	1,440,000		$1,600,200	(b)
Republic of Honduras, Senior Notes	6.250%	1/19/27	10,300,000		10,686,250	(a)
Total Honduras					12,286,450
Hungary — 1.4%
Republic of Hungary, Senior Notes	5.750%	11/22/23	12,608,000		14,439,337	(d)
Indonesia — 8.1%
Republic of Indonesia, Notes	3.750%	4/25/22	30,030,000		30,903,693	(b)(d)(g)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	1,095,000		1,124,379	(b)(d)
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	131,422,000,000	IDR	10,901,296
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	4,626,000,000	IDR	374,349
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	3,210,000		3,984,217	(b)(d)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,060,000		1,141,099	(a)(d)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	213,000		229,296	(b)(d)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	4,720,000		4,750,774	(a)(d)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	7,049,000		8,061,814	(a)(d)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	20,750,000		22,479,969	(a)(d)(g)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	2,520,000		2,730,098	(b)(d)
Total Indonesia					86,680,984
Ivory Coast — 0.7%
Republic of Cote D’Ivoire, Senior Bonds	6.125%	6/15/33	4,940,000		4,760,925	(a)
Republic of Cote D’Ivoire, Senior Notes	6.375%	3/3/28	2,680,000		2,716,228	(a)
Total Ivory Coast					7,477,153
Jamaica — 0.6%
Government of Jamaica, Senior Notes	6.750%	4/28/28	3,390,000		3,852,735
Government of Jamaica, Senior Notes	8.000%	3/15/39	1,760,000		2,085,600
Total Jamaica					5,938,335
Jordan — 0.6%
Kingdom of Jordan, Senior Notes	6.125%	1/29/26	440,000		451,169	(a)
Kingdom of Jordan, Senior Notes	5.750%	1/31/27	5,490,000		5,472,981	(a)
Total Jordan					5,924,150
Kazakhstan — 0.9%
Republic of Kazakhstan, Senior Bonds	3.875%	10/14/24	9,890,000		10,063,510	(b)
Kenya — 0.3%
Republic of Kenya, Senior Notes	5.875%	6/24/19	2,640,000		2,715,926	(a)
Republic of Kenya, Senior Notes	6.875%	6/24/24	200,000		204,988	(a)
Total Kenya					2,920,914
Kuwait — 0.3%
Kuwait International Government Bonds, Senior Notes	3.500%	3/20/27	3,260,000		3,336,366	(a)

See Notes to Financial Statements.

6	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Lithuania — 1.2%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	11,550,000	$13,054,526	(a)(d)
Mexico — 1.8%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,132,000	1,338,647	(d)
United Mexican States, Senior Notes	4.000%	10/2/23	12,776,000	13,394,358	(d)
United Mexican States, Senior Notes	3.600%	1/30/25	1,840,000	1,867,324	(d)
United Mexican States, Senior Notes	4.750%	3/8/44	1,248,000	1,252,368	(d)
United Mexican States, Senior Notes	5.550%	1/21/45	60,000	67,425	(d)
United Mexican States, Senior Notes	4.600%	1/23/46	1,229,000	1,204,236	(d)
Total Mexico				19,124,358
Nigeria — 0.8%
Republic of Nigeria, Notes	7.875%	2/16/32	5,840,000	6,351,234	(a)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	1,660,000	1,712,746	(a)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	650,000	670,654	(b)
Total Nigeria				8,734,634
Oman — 0.1%
Oman Government International Bond, Senior Notes	5.375%	3/8/27	830,000	850,667	(a)
Pakistan — 0.4%
Republic of Pakistan, Senior Bonds	7.250%	4/15/19	1,930,000	2,036,266	(a)
Republic of Pakistan, Senior Notes	8.250%	4/15/24	2,380,000	2,710,030	(b)
Total Pakistan				4,746,296
Panama — 0.1%
Republic of Panama, Senior Bonds	9.375%	4/1/29	910,000	1,346,800	(d)
Republic of Panama, Senior Bonds	6.700%	1/26/36	159,000	205,508
Total Panama				1,552,308
Paraguay — 0.3%
Republic of Paraguay, Senior Bonds	5.000%	4/15/26	3,500,000	3,705,625	(a)
Peru — 4.9%
Republic of Peru, Senior Bonds	7.350%	7/21/25	10,300,000	13,477,550	(d)
Republic of Peru, Senior Bonds	8.750%	11/21/33	19,998,000	30,696,930	(d)
Republic of Peru, Senior Bonds	6.550%	3/14/37	5,219,000	6,886,470	(d)
Republic of Peru, Senior Bonds	5.625%	11/18/50	1,026,000	1,245,564	(d)
Total Peru				52,306,514
Philippines — 1.3%
Republic of Philippines, Senior Bonds	6.375%	10/23/34	2,170,000	2,923,819	(d)
Republic of Philippines, Senior Bonds	5.000%	1/13/37	4,770,000	5,678,661	(d)
Republic of Philippines, Senior Bonds	3.950%	1/20/40	4,600,000	4,811,559	(d)
Total Philippines				13,414,039

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Poland — 2.7%
Republic of Poland, Senior Notes	5.125%	4/21/21	10,940,000		$12,064,884	(d)
Republic of Poland, Senior Notes	5.000%	3/23/22	14,784,000		16,436,112	(d)
Total Poland					28,500,996
Romania — 0.9%
Republic of Romania, Senior Notes	4.875%	1/22/24	7,370,000		8,044,428	(b)(d)
Republic of Romania, Senior Notes	4.875%	1/22/24	1,570,000		1,713,671	(a)(d)
Total Romania					9,758,099
Russia — 6.3%
Russian Federal Bond, Bonds	8.150%	2/3/27	289,580,000	RUB	5,127,002
Russian Federal Bond, Senior Bonds	7.000%	1/25/23	964,000,000	RUB	15,775,028
Russian Foreign Bond — Eurobond, Senior Bonds	11.000%	7/24/18	215,000		234,879	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	790,000		1,382,028	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	27,147,284		32,644,609	(b)(g)
Russian Foreign Bond — Eurobond, Senior Bonds	5.625%	4/4/42	7,400,000		8,029,207	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	5.875%	9/16/43	3,400,000		3,818,761	(a)
Total Russia					67,011,514
Senegal — 0.8%
Republic of Senegal, Bonds	6.250%	7/30/24	2,170,000		2,293,223	(b)
Republic of Senegal, Bonds	6.250%	5/23/33	5,600,000		5,698,073	(a)
Total Senegal					7,991,296
South Africa — 0.9%
Republic of South Africa, Senior Notes	4.875%	4/14/26	9,780,000		9,824,920	(d)
Sri Lanka — 2.0%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	2,760,000		2,863,850	(a)
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	2,000,000		2,051,454	(b)
Republic of Sri Lanka, Senior Bonds	6.825%	7/18/26	2,280,000		2,407,509	(a)
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	5,020,000		5,329,463	(b)
Republic of Sri Lanka, Senior Notes	5.875%	7/25/22	3,460,000		3,591,321	(b)
Republic of Sri Lanka, Senior Notes	6.200%	5/11/27	4,900,000		4,904,449	(a)
Total Sri Lanka					21,148,046
Turkey — 5.1%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,700,000		1,805,784	(d)
Republic of Turkey, Senior Bonds	5.750%	3/22/24	450,000		476,827	(d)
Republic of Turkey, Senior Bonds	11.875%	1/15/30	13,970,000		22,225,013	(d)
Republic of Turkey, Senior Notes	3.250%	3/23/23	850,000		798,932	(d)
Republic of Turkey, Senior Notes	6.000%	3/25/27	2,210,000		2,356,200	(d)
Republic of Turkey, Senior Notes	6.875%	3/17/36	23,529,000		26,509,536	(d)(g)
Total Turkey					54,172,292

See Notes to Financial Statements.

8	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Ukraine — 1.7%
Republic of Ukraine, Senior Notes	7.750%	9/1/20	17,470,000		$17,928,587	(a)
Uruguay — 1.4%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	5,760,000		5,878,080	(d)
Republic of Uruguay, Senior Notes	9.875%	6/20/22	99,530,000	UYU	3,608,486	(a)
Republic of Uruguay, Senior Notes	4.375%	10/27/27	4,943,154		5,276,817	(d)
Total Uruguay					14,763,383
Venezuela — 2.3%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	33,467,000		14,558,145	(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	4,205,000		2,102,500
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	15,390,000		7,887,375	(b)
Total Venezuela					24,548,020
Vietnam — 1.0%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	1,690,000		1,845,853	(b)
Republic of Vietnam, Senior Bonds	4.800%	11/19/24	8,700,000		9,164,841	(a)
Total Vietnam					11,010,694
Zambia — 0.3%
Republic of Zambia, Senior Notes	8.970%	7/30/27	2,900,000		3,096,330	(a)
Total Sovereign Bonds (Cost — $784,682,275)					835,067,617
Corporate Bonds & Notes — 53.5%
Consumer Discretionary — 1.0%
Hotels, Restaurants & Leisure — 0.3%
Gohl Capital Ltd., Senior Bonds	4.250%	1/24/27	3,130,000		3,248,364	(b)
Media — 0.7%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	1,480,000		1,720,675	(d)
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	2,750,000		2,945,938	(a)(d)
Myriad International Holdings BV, Senior Notes	4.850%	7/6/27	2,250,000		2,266,875	(a)
Total Media					6,933,488
Total Consumer Discretionary					10,181,852
Consumer Staples — 0.7%
Food & Staples Retailing — 0.1%
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	680,000		734,946	(b)(d)
Food Products — 0.6%
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	2,790,000		2,863,238	(a)(d)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	3,700,000		3,765,490	(a)(d)
Total Food Products					6,628,728
Total Consumer Staples					7,363,674

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 22.5%
Oil, Gas & Consumable Fuels — 22.5%
Borets Finance DAC, Senior Notes	6.500%	4/7/22	2,000,000	$2,135,000	(a)
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	2,750,000	2,947,412	(b)(d)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,079,693	2,139,748	(b)(d)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	2,550,000	2,824,125	(d)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	3,010,000	3,298,960	(d)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	7,160,000	6,608,680	(d)
Frontera Energy Corp., Senior Secured Notes (10.000% Cash or 14.000% PIK)	10.000%	11/2/21	3,100,000	3,499,125	(d)(e)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	1,877,000	1,952,080	(a)(d)
KazMunayGas National Co. JSC, Senior Notes	6.375%	4/9/21	15,200,000	16,547,860	(a)
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	5,160,000	5,072,151	(a)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	4,970,000	4,710,889	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	3,524,000	3,964,148	(b)(d)
LUKOIL International Finance BV, Senior Notes	3.416%	4/24/18	2,704,000	2,725,881	(a)(d)
LUKOIL International Finance BV, Senior Notes	4.750%	11/2/26	3,500,000	3,589,530	(a)(d)
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	2,720,000	2,891,221	(b)(d)
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	14,045,000	14,362,417	(d)
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	16,220,000	16,531,424	(d)
Petrobras Global Finance BV, Senior Notes	8.375%	5/23/21	1,000,000	1,121,880	(d)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	5,600,000	5,938,800	(d)
Petrobras Global Finance BV, Senior Notes	5.625%	5/20/43	1,340,000	1,116,890	(d)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,800,000	1,600,740	(d)
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	16,365,000	6,161,423	(b)
Petroleos de Venezuela SA, Senior Notes	9.000%	11/17/21	16,630,000	8,169,487	(b)
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	13,600,000	13,532,000	(a)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	19,060,000	19,798,575	(d)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	8,310,000	8,727,577	(d)
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	1,400,000	1,345,400	(d)
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	2,561,000	2,843,991	(d)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	3,362,000	3,294,760	(d)
Petron Corp., Subordinated Bonds	7.500%	8/6/18	3,200,000	3,352,000	(b)(c)(d)(f)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	10,270,000	10,933,586	(a)(d)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,388,000	1,477,684	(b)(d)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	6,760,000	7,336,006	(a)(d)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	2,540,000	2,718,300	(a)(d)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	3,250,000	3,373,848	(a)(d)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	2,490,000	2,578,520	(a)(d)

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	6,218,000		$6,746,109	(b)(d)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	6,610,000		6,970,615	(a)(d)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	10/17/23	1,640,000		1,749,101	(b)(d)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	3,570,000		3,802,150	(a)(d)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	5,420,000		5,650,350	(a)(d)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,080,000		1,125,900	(b)(d)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	3,190,000		3,201,165	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	4,700,000		5,239,513	(a)
YPF Sociedad Anonima, Senior Notes	16.500%	5/9/22	78,563,600	ARS	4,730,857	(a)
Total Energy					240,437,878
Financials — 9.6%
Banks — 6.7%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	2,600,000		2,713,750	(a)(d)
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,110,000		1,171,943	(a)(d)
Banco Mercantil De Norte, Junior Subordinated Notes	7.625%	1/10/28	5,900,000		6,120,070	(a)(c)(f)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	5,090,000		5,351,117	(a)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	980,000		1,068,200	(a)(c)(d)
Export Credit Bank of Turkey, Senior Bonds	5.000%	9/23/21	2,340,000		2,384,343	(a)(d)
Export Credit Bank of Turkey, Senior Notes	5.875%	4/24/19	2,770,000		2,881,368	(a)(d)
Export Credit Bank of Turkey, Senior Notes	5.375%	10/24/23	5,300,000		5,365,985	(a)(d)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,890,000		2,005,568	(d)
NBK SPC Ltd., Senior Notes	2.750%	5/30/22	5,550,000		5,500,638	(a)
Russian Agricultural Bank, Notes	8.500%	10/16/23	2,970,000		3,442,854	(b)
Russian Agricultural Bank, Senior Notes	7.750%	5/29/18	20,970,000		21,930,489	(b)
Shinhan Bank, Subordinated Notes	3.875%	3/24/26	1,260,000		1,270,773	(a)(d)
TC Ziraat Bankasi AS, Senior Notes	4.750%	4/29/21	4,015,000		4,035,918	(a)(d)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	6,400,000		6,431,744	(a)(d)
Total Banks					71,674,760
Capital Markets — 1.4%
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	14,740,000		15,256,224	(a)(d)
Diversified Financial Services — 1.0%
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	7,260,000		7,532,250	(a)(d)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	1,000,000		1,049,070	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,980,000		2,073,060	(a)
Total Diversified Financial Services					10,654,380

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Thrifts & Mortgage Finance — 0.5%
Fondo MIVIVIENDA SA, Senior Notes	3.500%	1/31/23	5,140,000	$5,214,530	(a)(d)
Total Financials				102,799,894
Industrials — 3.2%
Building Products — 0.4%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	4,310,000	4,249,660	(a)(d)
Industrial Conglomerates — 0.6%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	1,000,000	1,095,000	(a)(d)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	5,220,000	5,513,656	(a)(d)
Total Industrial Conglomerates				6,608,656
Road & Rail — 0.3%
Empresa de Transporte de Pasajeros Metro SA, Senior Notes	5.000%	1/25/47	2,560,000	2,763,623	(a)(d)
Transportation — 0.9%
Mexico City Airport Trust, Senior Secured Bonds	5.500%	10/31/46	9,450,000	9,591,750	(a)(d)
Transportation Infrastructure — 1.0%
Aeropuertos Dominicanos Siglo XXI SA, Senior Secured Notes	6.750%	3/30/29	1,600,000	1,740,016	(a)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	2,120,000	2,229,008	(a)(d)
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	6,300,000	6,424,740	(a)(d)
Total Transportation Infrastructure				10,393,764
Total Industrials				33,607,453
Materials — 8.5%
Chemicals — 3.0%
Alpek SAB de CV, Senior Notes	4.500%	11/20/22	5,878,000	6,105,772	(a)(d)
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	210,000	224,375	(b)
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	492,000	485,801	(b)
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	1,300,000	1,320,800	(a)(d)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	2,101,000	2,240,191	(a)(d)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	4,960,000	4,992,240	(a)(d)
OCP SA, Senior Notes	5.625%	4/25/24	4,900,000	5,314,271	(a)(d)
OCP SA, Senior Notes	4.500%	10/22/25	5,590,000	5,652,887	(a)(d)
Phosagro OAO via Phosagro Bond Funding DAC, Senior Notes	3.950%	11/3/21	5,600,000	5,647,292	(a)
Total Chemicals				31,983,629
Construction Materials — 0.9%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	2,200,000	2,252,250	(a)(d)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	750,000	767,812	(b)(d)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	1,834,000	1,934,870	(a)(d)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	2,920,000	3,153,600	(a)(d)
Votorantim Cimentos SA, Senior Notes	7.250%	4/5/41	2,020,000	1,996,770	(b)(d)
Total Construction Materials				10,105,302

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 0.8%
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	6,530,000	$6,774,875	(a)(d)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,528,000	1,627,320	(b)(d)
Total Containers & Packaging				8,402,195
Metals & Mining — 2.8%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	3,540,000	3,703,502	(a)(d)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	5,890,000	6,161,892	(a)(d)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	3,410,000	3,461,409	(a)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	310,000	384,752	(d)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	8,490,000	9,820,983	(d)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,110,000	1,109,786	(d)
Vale Overseas Ltd., Senior Notes	5.875%	6/10/21	2,630,000	2,829,880	(d)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,323,000	2,370,157	(d)
Total Metals & Mining				29,842,361
Paper & Forest Products — 1.0%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,037,000	1,136,797	(d)
Inversiones CMPC SA, Notes	4.375%	5/15/23	2,070,000	2,149,021	(a)(d)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	3,030,000	3,058,522	(a)(d)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	2,350,000	2,460,078	(a)(d)
Klabin Finance SA, Senior Notes	5.250%	7/16/24	1,900,000	1,925,650	(a)
Total Paper & Forest Products				10,730,068
Total Materials				91,063,555
Real Estate — 0.9%
Real Estate Management & Development — 0.9%
China Overseas Finance Cayman III Ltd., Senior Bonds	5.375%	10/29/23	2,460,000	2,727,636	(b)(d)
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	2,200,000	2,284,044	(b)(d)
Country Garden Holdings Co., Ltd., Senior Notes	7.875%	5/27/19	2,440,000	2,539,064	(b)(d)
Yuzhou Properties Co., Ltd., Senior Notes	6.000%	10/25/23	2,000,000	1,966,660	(b)(d)
Total Real Estate				9,517,404
Telecommunication Services — 1.9%
Diversified Telecommunication Services — 0.3%
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	2,710,000	2,860,188	(a)(d)
Wireless Telecommunication Services — 1.6%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	440,000	500,650	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	11,950,000	12,726,750	(b)(d)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	3,900,000	4,153,500	(a)(d)
Total Wireless Telecommunication Services				17,380,900
Total Telecommunication Services				20,241,088

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 5.2%
Electric Utilities — 3.2%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	2,340,000	$2,483,325	(a)(d)
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	2,690,000	2,881,662	(a)(d)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	7,590,000	8,500,800	(b)(d)
Orazul Energy Egenor S. en C. por A., Senior Notes	5.625%	4/28/27	3,000,000	2,940,000	(a)(d)
Pampa Energia SA, Senior Notes	7.500%	1/24/27	4,950,000	5,177,997	(a)
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	6,350,000	6,937,375	(b)(d)
PT Perusahaan Listrik Negara, Senior Notes	4.125%	5/15/27	5,300,000	5,221,167	(a)
Total Electric Utilities				34,142,326
Gas Utilities — 0.6%
Empresa de Energia de Bogota SA ESP, Senior Notes	6.125%	11/10/21	2,560,000	2,645,760	(a)(d)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	3,750,000	3,864,375	(a)(d)
Total Gas Utilities				6,510,135
Independent Power and Renewable Electricity Producers — 1.1%
AES Gener SA, Notes	5.250%	8/15/21	2,970,000	3,193,063	(a)(d)
Enel Generacion Chile SA, Senior Notes	4.250%	4/15/24	500,000	520,497	(d)
Three Gorges Finance Ltd., Senior Bonds	3.150%	6/2/26	5,180,000	5,052,520	(a)(d)
Three Gorges Finance Ltd., Senior Notes	3.700%	6/10/25	2,890,000	2,948,653	(a)(d)
Total Independent Power and Renewable Electricity Producers				11,714,733
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	2,590,000	2,878,138	(a)(d)
Total Utilities				55,245,332
Total Corporate Bonds & Notes (Cost — $544,820,837)				570,458,130

			Shares
Common Stocks — 0.3%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Frontera Energy Corp.			77,500	2,043,242	*(d)
Frontera Energy Corp.			49,464	1,283,195	*
Total Common Stocks (Cost — $6,535,706)				3,326,437

	Counterparty	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%
OTC Purchased Option — 0.0%
U.S Dollar/Brazilian Real, Call @3.38 BRL (Cost — $275,942)	Goldman Sachs Group Inc.	8/2/17	21,300,000	21,300,000	$229,848

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Warrants		Value
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $720,595)		4/15/20	46,425		$243,731
Total Investments before Short-Term Investments (Cost — $1,337,035,355)					1,409,325,763

			Face Amount†
Short-Term Investments — 0.7%
Sovereign Bonds — 0.5%
Egypt — 0.5%
Arab Republic of Egypt Treasury Bills (Cost — $5,743,429)	19.442%	10/24/17	110,000,000	EGP	5,743,682	(h)

			Shares
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,727,951)	0.935%		1,727,951		1,727,951
Total Short-Term Investments (Cost — $7,471,380)					7,471,633
Total Investments — 132.9% (Cost — $1,344,506,735#)					1,416,797,396
Liabilities in Excess of Other Assets — (32.9)%					(350,564,595)
Total Net Assets — 100.0%					$1,066,232,801

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EGP	— Egyptian Pound
IDR	— Indonesian Rupiah
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble
UYU	— Uruguayan Peso

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Emerging Markets Debt Fund Inc.

Summary of Investments by Country**
Indonesia	9.0%
Russia	8.1
Argentina	8.0
Mexico	7.4
Brazil	7.3
Peru	6.8
Turkey	5.5
Colombia	5.4
Venezuela	2.7
Kazakhstan	2.6
Chile	2.4
China	2.2
Hungary	2.1
Poland	2.0
Ecuador	1.7
Sri Lanka	1.5
Egypt	1.4
Ukraine	1.3
Dominican Republic	1.2
Netherlands	1.2
Philippines	1.2
Costa Rica	1.1
Malaysia	1.1
Ghana	1.1
South Africa	1.1
Uruguay	1.0
Lithuania	0.9
Honduras	0.9
Vietnam	0.8
Morocco	0.8
Kuwait	0.7
Croatia	0.7
India	0.7
Romania	0.7
Qatar	0.7
Nigeria	0.6
Senegal	0.6
Ivory Coast	0.5
El Salvador	0.5

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Summary of Investments by Country** (cont’d)
Guatemala	0.4%
Jamaica	0.4
Jordan	0.4
Byelorussian Ssr	0.4
Pakistan	0.3
Armenia	0.3
Paraguay	0.3
Ireland	0.2
Zambia	0.2
Kenya	0.2
Georgia	0.2
Gabon	0.2
Singapore	0.2
United Arab Emirates	0.1
United Kingdom	0.1
Panama	0.1
Cameroon	0.1
South Korea	0.1
Oman	0.1
Hong Kong	0.1
United States	0.0 ‡
Short-Term Investments	0.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of June 30, 2017 and are subject to change.

‡	Represents less than 0.1%.

Schedule of OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount	Value
U.S Dollar/Brazilian Real Put (Premiums received $195,640)	Goldman Sachs Group Inc.	8/2/17	3.08	BRL	21,300,000	21,300,000	$3,749

At June 30, 2017, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Barclays Bank PLC	2.00%	6/15/2017	TBD**	$14,106,083	Sovereign Bond	$16,250,580
Barclays Bank PLC	1.75%	6/19/2017	TBD**	64,423,125	Sovereign Bond	81,783,403
				$78,529,208		$98,033,983

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Emerging Markets Debt Fund Inc.

**	TBD-To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

At June 30, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	984	9/17	$123,842,427	$123,522,750	$319,677
Net unrealized appreciation on open futures contracts					$319,677

At June 30, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	20,915,980	SAR	78,665,000	Bank of America N.A.	7/17/17	$(58,148)
PLN	21,721,022	USD	5,830,521	Barclays Bank PLC	9/15/17	29,125
USD	5,640,170	PLN	21,721,022	Barclays Bank PLC	9/15/17	(219,476)
INR	870,200,000	USD	13,418,658	JPMorgan Chase & Co.	9/15/17	(79,875)
ARS	36,436,126	USD	2,097,043	JPMorgan Chase & Co.	11/15/17	(46,309)
Total						$(374,683)

Abbreviations used in this table:
ARS	— Argentine Peso
INR	— Indian Rupee
PLN	— Polish Zloty
SAR	— Saudi Arabian Riyal
USD	— United States Dollar

At June 30, 2017, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2017[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (Republic of Korea, 7.125%, due 4/16/19)	$11,200,000	6/20/22	0.53%	1.000% quarterly	$(249,235)	$(278,799)	$29,564

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

June 30, 2017

Assets:
Investments, at value (Cost — $1,344,506,735)	$1,416,797,396
Foreign currency, at value (Cost — $2,072,725)	2,011,919
Cash	464,356
Interest receivable	22,266,243
Receivable for securities sold	12,526,637
Deposits with brokers for open futures contracts	1,435,996
Receivable from broker — variation margin on open futures contracts	276,750
Deposits with brokers for OTC swap contracts	260,000
Unrealized appreciation on forward foreign currency contracts	29,125
Prepaid expenses	22,145
Total Assets	1,456,090,567

Liabilities:
Loan payable (Note 5)	295,000,000
Payable for open reverse repurchase agreements	78,529,208
Payable for securities purchased	8,150,000
Distributions payable	6,074,600
Investment management fee payable	978,198
Unrealized depreciation on forward foreign currency contracts	403,808
OTC swaps, at value (premiums received — $278,799)	249,235
Interest payable	233,229
Accrued foreign capital gains tax	58,564
Directors’ fees payable	29,480
Written options, at value (premiums received — $195,640)	3,749
Payable for open OTC swap contracts	3,422
Accrued expenses	144,273
Total Liabilities	389,857,766
Total Net Assets	$1,066,232,801

Net Assets:
Par value ($0.001 par value; 60,746,012 shares issued and outstanding; 100,000,000 shares authorized)	$60,746
Paid-in capital in excess of par value	1,123,612,484
Overdistributed net investment income	(6,282,538)
Accumulated net realized loss on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(123,395,780)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	72,237,889	†
Total Net Assets	$1,066,232,801

Shares Outstanding	60,746,012

Net Asset Value	$17.55

†	Net of accrued foreign capital gains tax of $58,564.

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2017

Investment Income:
Interest	$43,481,108
Less: Foreign taxes withheld	(4,891)
Total Investment Income	43,476,217

Expenses:
Investment management fee (Note 2)	5,816,234
Interest expense (Note 5)	2,629,238
Transfer agent fees	160,711
Directors’ fees	124,898
Reorganization fees (Note 7)	80,502
Legal fees	51,650
Fund accounting fees	47,635
Audit and tax fees	36,745
Custody fees	32,544
Shareholder reports	21,367
Stock exchange listing fees	14,742
Insurance	4,138
Miscellaneous expenses	9,546
Total Expenses	9,029,950
Less: Fee waivers and/or expense reimbursements (Notes 2)	(205,279)
Net Expenses	8,824,671
Net Investment Income	34,651,546

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	630,062
Futures contracts	(2,687,983)
Swap contracts	(23,146)
Forward foreign currency contracts	(36,068)
Foreign currency transactions	235,593
Net Realized Loss	(1,881,542)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	32,093,361	‡
Futures contracts	688,706
Written options	191,891
Swap contracts	17,131
Forward foreign currency contracts	(501,280)
Foreign currencies	(577,368)
Change in Net Unrealized Appreciation (Depreciation)	31,912,441
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	30,030,899
Increase in Net Assets From Operations	$64,682,445

‡	Net of change in accrued foreign capital gains tax of $58,556.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016	2017	2016

Operations:
Net investment income	$34,651,546	$32,431,735
Net realized loss	(1,881,542)	(17,843,931)
Change in net unrealized appreciation (depreciation)	31,912,441	53,175,089
Increase in Net Assets From Operations	64,682,445	67,762,893

Distributions to Shareholders From (Note 1):
Net investment income	(37,055,067)	(30,158,031)
Return of capital	—	(8,642,590)
Decrease in Net Assets From Distributions to Shareholders	(37,055,067)	(38,800,621)

Fund Share Transactions:
Net assets of shares issued in connection with merger (29,952,079 shares issued) (Note 7)	—	505,579,060
Cost of aggregate fractional shares repurchased (210 aggregate fractional shares) (Note 7)	—	(3,546)
Increase in Net Assets From Fund Share Transactions	—	505,575,514
Increase in Net Assets	27,627,378	534,537,786

Net Assets:
Beginning of period	1,038,605,423	504,067,637
End of period*	$1,066,232,801	$1,038,605,423
*Includes overdistributed net investment income of:	$(6,282,538)	$(3,879,017)

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$64,682,445
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(254,961,430)
Sales of portfolio securities	171,063,765
Net purchases, sales and maturities of short-term investments	14,037,648
Cash paid for purchased options	(275,942)
Net amortization of premium (accretion of discount)	(2,300,744)
Increase in receivable for securities sold	(12,526,637)
Increase in interest receivable	(671,839)
Increase in receivable from broker — variation margin on open futures contracts	(276,750)
Increase in prepaid expenses	(12,244)
Increase in deposits with brokers for open futures contracts	(307,987)
Decrease in deposits with brokers for OTC swap contracts	140,000
Decrease in net premiums received for OTC swap contracts	(33,251)
Decrease in payable for open OTC swap contracts	(311)
Increase in payable for securities purchased	8,150,000
Increase in investment management fee payable	47,355
Decrease in Directors’ fees payable	(11,381)
Increase in interest payable	83,782
Decrease in accrued expenses	(360,060)
Increase in premiums received from written options	195,640
Decrease in payable to broker — variation margin on open futures contracts	(243,031)
Net realized gain on investments	(630,062)
Change in net unrealized appreciation (depreciation) of investments, written options, OTC swap contracts and forward foreign currency transactions	(31,801,103)
Net Cash Used in Operating Activities*	(46,012,137)

Cash Flows From Financing Activities:
Distributions paid on common stock	(30,980,467)
Increase in payable for reverse repurchase agreements	78,529,208
Net Cash Provided by Financing Activities	47,548,741
Net Increase in Cash	1,536,604
Cash at Beginning of Period	939,671
Cash at End of Period	$2,476,275

*	Included in operating expenses is cash of $2,545,456 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2017[1,2]	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of period	$17.10	$16.37	$18.16	$19.11	$22.42	$20.56

Income (loss) from operations:
Net investment income	0.57	1.01	1.05	1.15	1.12	1.22
Net realized and unrealized gain (loss)	0.49	0.98	(1.53)	(0.68)	(2.99)	2.05
Total income (loss) from operations	1.06	1.99	(0.48)	0.47	(1.87)	3.27

Less distributions from:
Net investment income	(0.61) [3]	(0.98)	(1.15)	(1.37)	(1.25)	(1.17)
Net realized gains	—	—	—	(0.05)	(0.19)	(0.24)
Return of capital	—	(0.28)	(0.16)	—	—	—
Total distributions	(0.61)	(1.26)	(1.31)	(1.42)	(1.44)	(1.41)

Net asset value, end of period	$17.55	$17.10	$16.37	$18.16	$19.11	$22.42

Market price, end of period	$15.57	$14.71	$13.73	$15.76	$17.20	$21.80
Total return, based on NAV[4,5]	6.26%	12.44%	(2.83)%	2.25%	(8.58)%	16.40%
Total return, based on Market Price[6]	10.07%	16.56%	(4.89)%	(0.60)%	(14.89)%	23.46%

Net assets, end of period (000s)	$1,066,233	$1,038,605	$504,068	$559,163	$588,439	$689,504

Ratios to average net assets:
Gross expenses	1.71%[7]	1.60%[8]	1.33%	1.25%	1.20%	1.12%
Net expenses	1.67 [7,8,9]	1.59 [8,9]	1.33	1.25	1.20	1.12
Net investment income	6.55 [7]	5.92	5.97	5.91	5.43	5.65

Portfolio turnover rate	13%	30%	37%	35%	25%	20%

Supplemental data:
Loan Outstanding, End of Period (000s)	$295,000	$295,000	$101,780	$102,180	$53,950	—
Asset Coverage Ratio for Loan Outstanding[10]	461%	452%	595%	647%	1,191%	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$4,614	$4,521	$5,953	$6,472 [11]	$11,907 [11]	—
Weighted Average Loan (000s)	$295,000	$135,366	$98,076	$75,780	$32,807	—
Weighted Average Interest Rate on Loan	1.71%	1.29%	0.96%	0.91%	0.94%	—

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.69% and 1.65%, respectively for the six months ended June 30, 2017 and would both have been 1.52% for the year ended December 31, 2016.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[11]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income and the Fund’s secondary objective is to seek capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

26	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$835,067,617	—	$835,067,617
Corporate bonds & notes	—	570,458,130	—	570,458,130
Common stocks	—	3,326,437	—	3,326,437
Purchased options	—	229,848	—	229,848
Warrants	—	243,731	—	243,731
Total long-term investments	—	1,409,325,763	—	1,409,325,763
Short-term investments†:
Sovereign bonds	—	5,743,682	—	5,743,682
Money market funds	$1,727,951	—	—	1,727,951
Total short-term investments	1,727,951	5,743,682	—	7,471,633
Total investments	$1,727,951	$1,415,069,445	—	$1,416,797,396
Other financial instruments:
Futures contracts	319,677	—	—	319,677
Forward foreign currency contracts	—	29,125	—	29,125
Total other financial instruments	319,677	29,125	—	348,802
Total	$2,047,628	$1,415,098,570	—	$1,417,146,198

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$3,749	—	$3,749
Forward foreign currency contracts	—	403,808	—	403,808
OTC Credit default swaps on sovereign issues — buy protection‡	—	249,235	—	249,235
Total	—	$656,792	—	$656,792

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund

28	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. At June 30, 2017, the Fund held collateral received, for reverse repurchase agreements, from Barclays Capital Inc. in the amount of $992,605.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

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Notes to financial statements (unaudited) (cont’d)

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to

30	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

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Notes to financial statements (unaudited) (cont’d)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2017, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

32	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Underlying Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while

34	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2017, the Fund held OTC written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $656,792. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2017, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $260,000, which could be used to reduce the required payment.

At June 30, 2017, the Fund held collateral from Goldman Sachs Group Inc. in the amount of $270,367. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(n) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2017 fiscal year. The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon the disposition of the securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of June 30, 2017, there was $58,556 of capital gains tax liabilities accrued or unrealized gains.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company

36	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings and issuance of preferred stock. Effective December 19, 2016 through December 18, 2018, LMPFA implemented a voluntary investment management fee waiver equal to 0.03% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

During the six months ended June 30, 2017, fees waived and/or expenses reimbursed amounted to $205,279.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore monthly a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$254,961,430
Sales	171,063,765

At June 30, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$96,580,054
Gross unrealized depreciation	(24,289,393)
Net unrealized appreciation	$72,290,661

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2017 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$58,419,129	1.45%	$78,529,208

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.50% to 2.00% during the six months ended June 30, 2017. Interest expense incurred on reverse repurchase agreements totaled $122,935.

During the six months ended June 30, 2017, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2016	—	—
Options written	21,300,000	$195,640
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of June 30, 2017	21,300,000	$195,640

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	—	$229,848	$229,848
Futures contracts[3]	$319,677	—	319,677
Forward foreign currency contracts	—	29,125	29,125
Total	$319,677	$258,973	$578,650

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Written options	$3,749	—	$3,749
OTC swap contracts[4]	—	$249,235	249,235
Forward foreign currency contracts	403,808	—	403,808
Total	$407,557	$249,235	$656,792

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

38	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(333,153)	—	$(333,153)
Futures contracts	$(2,687,983)	—	—	(2,687,983)
Swap contracts	—	—	$(23,146)	(23,146)
Forward foreign currency contracts	—	(36,068)	—	(36,068)
Total	$(2,687,983)	$(369,221)	$(23,146)	$(3,080,350)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$286,517	—	$286,517
Written options	—	191,891	—	191,891
Futures contracts	$688,706	—	—	688,706
Swap contracts	—	—	$17,131	17,131
Forward foreign currency contracts	—	(501,280)	—	(501,280)
Total	$688,706	$(22,872)	$17,131	$682,965

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended June 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$77,670
Written options	9,685
Futures contracts (to sell)	91,389,141
Forward foreign currency contracts (to buy)	9,818,983
Forward foreign currency contracts (to sell)	25,696,266

Average Notional Balance
Credit default swap contracts (to buy protection)	$11,200,000

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$229,848	$(229,848)	—
Futures contracts[3]	276,750	—	$276,750
Forward foreign currency contracts	29,125	—	29,125
Total	$535,723	$(229,848)	$305,875

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2017:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$3,749	—	$3,749
Forward foreign currency contracts	403,808	—	403,808
OTC swap contracts	249,235	$(249,235)	—
Total	$656,792	$(249,235)	$407,557

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amounts shown here due to overcollateralization.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC, which permits the Fund to borrow up to $295,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the the six months ended June 30, 2017 was $2,505,336. For the the six months ended June 30, 2017, the Fund did not incurred any commitment fee. At June 30, 2017, the Fund had $295,000,000 of borrowings outstanding per this credit agreement. For the six months

40	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

ended June 30, 2017, the average daily loan balance was $295,000,000 and weighted average interest rate was 1.71%.

6. Distributions subsequent to June 30, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
06/23/2017	07/03/2017	$0.1000
07/21/2017	08/01/2017	$0.1000
08/25/2017	09/01/2017	$0.1000
09/22/2017	10/02/2017	$0.1000
10/20/2017	11/01/2017	$0.1000
11/24/2017	12/01/2017	$0.1000

7. Transfer of net assets

On December 16, 2016, the Fund acquired the assets and certain liabilities of the Western Asset Emerging Markets Income Fund Inc. and Western Asset Worldwide Income Fund Inc. (the “Acquired Funds”), pursuant to a plan of reorganization approved by shareholders of both the Acquired Funds and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Funds and the Fund on the date of the transfer were as follows:

Acquired Funds	Shares Issued by the Fund	Total Net Assets of the Acquired Fund
Western Asset Emerging Markets Income Fund Inc.	20,484,081	$345,762,941
Western Asset Worldwide Income Fund Inc.	9,467,998	$159,816,119

The total net assets of the Fund were $519,792,737.

As part of the reorganization, for each share they held, shareholders of the Acquired Funds, Western Asset Emerging Markets Income Fund Inc. and Western Asset Worldwide Income Fund Inc., received 0.715479 and 0.727316 shares of the Fund, respectively. The Fund did not issue any fractional shares to shareholders of the Acquired Funds. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Funds before acquisition included unrealized appreciation of $10,133,977, accumulated net realized loss of $55,360,090 and overdistributed net investment income of $159,189. Total net assets of the Fund immediately after the transfer were $1,025,371,797. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

Proforma results of operations of the combined entity for the entire year ended December 31, 2016, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

(Unaudited)
Net investment income	$65,194,298
Net realized loss	(33,173,971)
Change in net unrealized appreciation	80,534,238
Increase in net assets from operations	$112,554,565

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on December 16, 2016.

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended June 30, 2017, the Fund did not repurchase any shares.

9. Deferred capital losses

As of December 31, 2016, the Fund had deferred capital losses of $113,874,943, which have no expiration date, that will be available to offset future taxable capital gains.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

42	Western Asset Emerging Markets Debt Fund Inc. 2017 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Emerging Markets Debt Fund Inc. was held on April 28, 2017 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	48,607,634	1,944,671
Eileen A. Kamerick	48,619,191	1,933,114
Riordan Roett	48,165,444	2,386,861

At June 30, 2017, in addition to Robert D. Agdern, Eileen A. Kamerick and Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Jane Trust

Western Asset Emerging Markets Debt Fund Inc.	43

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions on your Common Shares will be automatically reinvested by Computershare Inc., as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at Computershare Inc., 462 South 4th Street, Suite 1600 Louisville, KY 40202. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to distribution record date; otherwise such withdrawal will be effective as soon as

44	Western Asset Emerging Markets Debt Fund Inc.

practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at Computershare Inc., 462 South 4th Street, Suite 1600 Louisville, KY 40202.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. Fees paid by Plan participants to sell Fund shares did not change, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Western Asset Emerging Markets Debt Fund Inc.	45

Dividend reinvestment plan (unaudited) (cont’d)

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600 Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the

46	Western Asset Emerging Markets Debt Fund Inc.

Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600 Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Emerging Markets Debt Fund Inc.	47

Western Asset

Emerging Markets Debt Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EMD

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS04052 8/17 SR17-3146

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 22, 2017